                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                  FORM 8-K/A



                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 1, 1998
                                                        ---------------

                             BANCFIRST CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   OKLAHOMA                        0-14384                        73-1221379
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


   101  NORTH BROADWAY, SUITE 200, OKLAHOMA CITY, OKLAHOMA          73102
   -------------------------------------------------------       ----------
            (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code  (405)270-1086
                                                           -------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

             The financial statements AmQuest Financial Corp. required by this item are provided as follows:

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                                                                            PAGE
                                                                            ----
             -------------------------------------------------------------------
             Report of Independent Public Accountants                         4

             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Consolidated Statements of Financial Condition as of
             September 30, 1998, December 31, 1997 and December 31, 1996      5
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Consolidated Statements of Income for the Nine Months Ended September 30, 1998 and 1997, and for the Years Ended
             December 31, 1997, 1996 and 1995                                 6
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Consolidated Statements of Stockholders' Equity for the
             Years Ended December 31, 1997, 1996 and 1995                     7
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Consolidated Statements of Cash Flows for the Nine Months
             Ended September 30, 1998 and 1997, and for the Years Ended
             December 31, 1997, 1996 and 1995                                 8
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Notes to Consolidated Financial Statements                      10
             -------------------------------------------------------------------

         (b) Pro forma financial information.

             The pro forma financial information required by this item is provided as follows:

             -------------------------------------------------------------------
                                                                            PAGE
                                                                            ----
             -------------------------------------------------------------------
             Unaudited Pro Forma Consolidated Condensed Balance Sheet
             as of September 30, 1998                                        31
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Unaudited Pro Forma Consolidated Condensed Statement of
             Income and Comprehensive Income for the Nine Months Ended
             September 30, 1998                                              32
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Unaudited Pro Forma Consolidated Condensed Statement of
             Income and Comprehensive Income for the Nine Months Ended
             September 30, 1997                                              33
             -------------------------------------------------------------------
             Unaudited Pro Forma Consolidated Condensed Statement of
             Income and Comprehensive Income for the Year Ended
             December 31, 1997                                               34
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Unaudited Pro Forma Consolidated Condensed Statement of
             Income and Comprehensive Income for the Year Ended
             December 31, 1996                                               35
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Unaudited Pro Forma Consolidated Condensed Statement of
             Income and Comprehensive Income for the Year Ended
             December 31, 1995                                               36
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             Notes to Unaudited Pro Forma Consolidated Condensed
             Financial Statements                                            37
             -------------------------------------------------------------------

         (c) Exhibits.



    EXHIBIT
     NUMBER           EXHIBIT
    -------           -------

      2.1 Merger Agreement dated May 6, 1998 between BancFirst Corporation and AmQuest Financial Corp. (filed as Exhibit
                      2.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated herein by reference).

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders of AmQuest Financial Corp.:

We have audited the accompanying consolidated statements of financial condition of AmQuest Financial Corp. (an Oklahoma corporation) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AmQuest Financial Corp. and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma,
  January 23, 1998 (except with
  respect to the matter discussed
  in Note 15, as to which the
  date is March 2, 1998)

                            AMQUEST FINANCIAL CORP.

                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                   (dollars in thousands, except share data)


                                                                                          December 31,
                                                                     September 30,   -----------------------
                              ASSETS                                     1998           1997          1996
                              ------                                  ---------      ---------     ---------
                                                                     (Unaudited)
Cash and due from banks                                               $  16,235      $  27,735     $  19,794
Interest-bearing deposits in other banks                                     34             21           931
Federal funds sold                                                       19,956         15,662        25,276
Debt and equity securities:
    Available-for-sale                                                   72,778         74,329        57,597
    Held-to-maturity                                                     88,493        100,079       104,724
    Equity, at cost                                                       2,350          2,272         1,834
                                                                      ---------      ---------     ---------

             Total debt and equity securities                           163,621        176,680       164,155
                                                                      ---------      ---------     ---------

Loans receivable, net of allowance for loan losses of $2,796 at
    September 30, 1998, $3,067 and $2,794 at December 31, 1997
    and 1996, respectively                                              304,538        332,722       311,357
Premises and equipment, net                                               8,826          9,222         5,350
Accrued interest receivable                                               4,494          5,017         4,885
Intangibles, net of accumulated amortization of $6,312 at
    September 30, 1998, $5,685 and $5,045 at December 31, 1997
    and 1996, respectively                                                5,796          6,499         3,056
Other real estate and assets owned, net                                     402            431           380
Other assets                                                              1,827          3,085         1,142
                                                                      ---------      ---------     ---------

             Total assets                                             $ 525,729      $ 577,074     $ 536,326
                                                                      =========      =========     =========

               LIABILITIES AND STOCKHOLDERS' EQUITY
               ------------------------------------

Deposits:
    Demand                                                            $  65,593      $  85,724     $  68,151
    Savings, money market and NOW                                       160,602        183,025       157,547
    Time                                                                221,213        234,052       241,651
                                                                      ---------      ---------     ---------

             Total deposits                                             447,408        502,801       467,349

Securities sold under agreements to repurchase and federal
    funds purchased                                                      12,732         11,785        12,327
Advances from the Federal Home Loan Bank of Topeka                        5,500          6,000         6,000
Accrued interest, taxes and other liabilities                             4,749          5,658         3,869
                                                                      ---------      ---------     ---------

             Total liabilities                                          470,389        526,244       489,545
                                                                      ---------      ---------     ---------

Stockholders' equity:
    Common stock, par value $1.67 per share, 6,000,000 shares
      authorized and 3,604,296 shares issued                              6,019          6,019         6,019
    Capital surplus                                                         538            219           180
    Retained earnings                                                    53,217         49,569        45,693
    Net unrealized gain on investment securities
      available-for-sale, net of tax of $319 in 1998, $126 in 1997          520            230            60
      and $36 in 1996
    Less- Cost of treasury stock of 417,840 shares in 1998, 476,020
      shares in 1997 and 478,820 shares in 1996                          (4,954)        (5,207)       (5,171)
                                                                      ---------      ---------     ---------

             Total stockholders' equity                                  55,340         50,830        46,781
                                                                      ---------      ---------     ---------

             Total liabilities and stockholders' equity               $ 525,729      $ 577,074     $ 536,326
                                                                      =========      =========     =========

             The accompanying notes are an integral part of these
                      consolidated financial statements.

                            AMQUEST FINANCIAL CORP.

                       CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in thousands, except per share data)

                                                Nine Months Ended
                                                  September 30,               Years Ended December 31,
                                               ---------------------      ----------------------------------
                                                 1998         1997          1997         1996         1995
                                               --------     --------      --------     --------     --------
                                                    (Unaudited)
Interest and dividend income:
    Loans, including fees                      $ 22,406     $ 22,339      $ 29,870     $ 26,925     $ 25,455
    Debt securities-
      Available-for-sale                          3,582        3,020         4,047        3,717        3,121
      Held-to-maturity                            4,473        4,748         6,372        6,742        6,887
    Federal funds sold and other                    940          889         1,140          659          500
                                               --------     --------      --------     --------     --------

Total interest and dividend income               31,401       30,996        41,429       38,043       35,963
                                               --------     --------      --------     --------     --------

Interest expense:
    Deposits                                     12,369       13,350        17,740       16,768       16,117
    Other borrowings                                670          670           913          592          474
                                               --------     --------      --------     --------     --------

Total interest expense                           13,039       14,020        18,653       17,360       16,591
                                               --------     --------      --------     --------     --------

Net interest and dividend income                 18,362       16,976        22,776       20,683       19,372

Provision for loan losses                           382        1,263         1,624          595          650
                                               --------     --------      --------     --------     --------

Net interest and dividend income after
   provision for loan losses                     17,980       15,713        21,152       20,088       18,722
                                               --------     --------      --------     --------     --------

Noninterest income:
    Service charges on deposits                   1,785        1,710         2,340        2,076        2,091
    Trust fees                                    1,093        1,144         1,626        1,423        1,273
    Net securities gains                             12            1             1           31           28
    Other                                           630          658           954          718          771
                                               --------     --------      --------     --------     --------

Total noninterest income                          3,520        3,513         4,921        4,248        4,163
                                               --------     --------      --------     --------     --------

Noninterest expense:
    Salaries and employee benefits                8,233        7,292         9,797        9,081        8,100
    Depreciation and amortization                 1,317        1,160         1,602        1,235        1,205
    Professional and other services                 956          914         1,229          952          913
    Supplies and postage                            589          725           914          799          726
    Occupancy                                       682          625           868          816          789
    Data processing                                 525          609           806          682          650
    Advertising and business development            242          374           516          489          535
    Equipment rental and maintenance                250          264           358          342          399
    Insurance                                        97          115           116          145          160
    Deposit insurance assessments                    45           46            61            3          481
    Other                                         2,078        1,508         3,294        1,773        2,284
                                               --------     --------      --------     --------     --------

Total noninterest expense                        15,014       13,632        19,561       16,317       16,242
                                               --------     --------      --------     --------     --------

Income before income tax expense                  6,486        5,594         6,512        8,019        6,643

Income tax expense                                2,332        1,905         2,136        2,549        2,049
                                               --------     --------      --------     --------     --------

Net income                                     $  4,154     $  3,689      $  4,376     $  5,470     $  4,594
                                               ========     ========      ========     ========     ========

Per Share Data:
    Basic earnings per share                   $   1.31     $   1.18      $   1.40     $   1.69     $   1.34
                                               ========     ========      ========     ========     ========

    Diluted earnings per share                 $   1.29     $   1.16      $   1.37     $   1.67     $   1.33
                                               ========     ========      ========     ========     ========

       The accompanying notes are an integral part of these consolidated financial statements.

                            AMQUEST FINANCIAL CORP.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                            (dollars in thousands)

                                                                                       Net
                                                                                   Unrealized
                                           Common        Capital       Retained    Gain (Loss)       Treasury
                                           Stock         Surplus       Earnings   on Securities       Stock        Total
                                           -----         -------       --------   -------------      -------      -------
Balance, December 31, 1994                 $6,019         $ 90         $36,701       $(1,204)        $  (823)     $40,783
    Net income                                  -            -           4,594             -               -        4,594
    Dividends paid ($0.16 per share)            -            -            (549)            -               -         (549)
    Change in net unrealized loss on
      investment securities available-
      for-sale, net of income taxes             -            -               -         1,670               -        1,670
    Purchase of treasury stock
      (30,786 shares)                        (308)        (308)
    Sale of treasury stock
      (19,400 shares)                           -           23               -             -              84          107
                                           ------         ----         -------       -------         -------      -------
Balance, December 31, 1995                  6,019          113          40,746           466          (1,047)      46,297
    Net income                                  -            -           5,470             -               -        5,470
    Dividends paid ($0.16 per share)            -            -            (523)            -               -         (523)
    Change in net unrealized gain on
      investment securities available-
      for-sale, net of income taxes             -            -               -          (406)              -         (406)
    Purchase of treasury stock
      (321,816 shares)                                                                                (4,439)      (4,439)
    Sale of treasury stock
      (23,075 shares)                           -           67               -             -             315          382
                                           ------         ----         -------       -------         -------      -------
Balance, December 31, 1996                  6,019          180          45,693            60          (5,171)      46,781
    Net income                                  -            -           4,376             -               -        4,376
    Dividends paid ($0.16 per share)            -            -            (500)            -               -         (500)
    Change in net unrealized gain on
      investment securities available-
      for-sale, net of income taxes             -            -               -           170               -          170
    Purchase of treasury stock
      (4,334 shares)                            -            -               -             -             (67)         (67)
    Sale of treasury stock
      (7,134 shares)                            -           39               -             -              31           70
                                           ------         ----         -------       -------         -------      -------
Balance, December 31, 1997                  6,019          219          49,569           230          (5,207)      50,830
    Net income                                  -            -           4,154             -               -        4,154
    Dividends paid ($0.16 per share)            -            -            (506)            -               -         (506)
    Change in net unrealized
      gain on investment securities
      available-for-sale, net of
      income taxes                              -            -               -           290               -          290
    Sale of treasury stock
      (58,180 shares)                           -          319               -             -             253          572
                                           ------         ----         -------       -------         -------      -------
Balance, September 30, 1998                $6,019         $538         $53,217       $   520         $(4,954)     $55,340
                                           ======         ====         =======       =======         =======      =======


The accompanying notes are an integral part of these consolidated financial statements.

                            AMQUEST FINANCIAL CORP.


                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (dollars in thousands)


                                                       Nine Months Ended
                                                         September 30,              Years Ended December 31,
                                                     ---------------------       ---------------------------------
                                                        1998        1997         1997         1996         1995
                                                     --------     --------      --------     --------    --------
                                                          (Unaudited)
CASH FLOWS PROVIDED (ABSORBED) BY OPERATING
    ACTIVITIES:
      Net income                                     $  4,154     $ 3,689       $  4,376     $  5,470    $  4,594
      Adjustments to reconcile net income to net
        cash provided by operating activities-
          Depreciation and amortization                 1,317       1,160          1,602        1,235       1,205
          Provision for loan losses                       382       1,263          1,624          595         650
          Deferred income tax benefit                     208        (140)          (432)        (193)       (427)
          Amortization of net premium on debt
            securities, net                                78          76             94          103         409
          Stock dividends on equity securities            (89)        (76)          (130)         (98)          -
          Gain on sale of debt securities, net              -           -             (1)         (31)        (28)
          Loss on sale of other real estate and
            assets owned                                  204         194            201           13          97
          Change in accrued interest receivable           523         495            223         (285)       (327)
          Change in other assets                        1,258        (261)          (473)        (160)        470
          Change in accrued interest, taxes and
            other liabilities                          (1,309)        (18)         1,042          458         107
                                                     --------     --------      --------     --------    --------

        Net cash provided by operating activities       6,726       6,382          8,126        7,107       6,750
                                                     --------     --------      --------     --------    --------

CASH FLOWS PROVIDED (ABSORBED) BY INVESTING
    ACTIVITIES:
      Proceeds from sales of debt and equity
        securities-
        Available-for-sale                              5,476           -              -        4,060       2,908
        Held-to-maturity                                    -           -              -        2,503           -
        Equity                                             11          11             25           27           -
      Proceeds from maturities, paydowns and
        calls of debt securities-
        Available-for-sale                             17,107      11,648         15,803        6,122       9,222
        Held-to-maturity                               26,545      23,616         28,890       35,712      20,532
      Purchases of debt and equity securities-
        Available-for-sale                            (20,627)     (6,929)       (20,016)     (10,312)    (12,999)
        Held-to-maturity                              (14,959)    (24,314)       (24,314)     (28,889)    (22,296)
        Equity                                              -        (329)          (333)        (243)       (355)

                            AMQUEST FINANCIAL CORP.


                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (dollars in thousands)

                                                        Nine Months Ended
                                                          September 30,               Years Ended December 31,
                                                      ---------------------     ------------------------------------
                                                        1998         1997         1997         1996          1995
                                                      ---------    --------     ---------    ---------     ---------
                                                           (Unaudited)
CASH FLOWS PROVIDED (ABSORBED) BY INVESTING
    ACTIVITIES: (Continued)
      Decrease (increase) in loans, net               $  27,234    $  8,953     $  12,009    $ (34,259)    $  (8,202)
      Capital expenditures                               (1,051)       (432)         (884)      (1,030)         (466)
      Proceeds from disposal of other real estate
        and assets owned and other assets                   543         953        1,556         1,279         1,164
      Proceeds from disposal of premises and
        equipment                                           442         182           226           20             -
      Cash and cash equivalents (paid) received in
        bank acquisition, net of cash received                -     (10,229)      (10,229)      16,160             -
      Net cash paid in sale of branch deposits           (4,150)
                                                      ---------    --------     ---------    ---------     ---------

             Net cash provided (absorbed) by
               investing activities                      36,571        (573)        2,733       (8,850)      (10,492)
                                                      ---------    --------     ---------    ---------     ---------

CASH FLOWS PROVIDED (ABSORBED) BY FINANCING
    ACTIVITIES:
      Change in deposits, net                           (50,678)    (31,357)      (12,403)      13,793        19,485
      Change in securities sold under agreements to
        repurchase and federal funds purchased              947       2,418          (542)       6,977        (5,150)
      Proceeds from Federal Home Loan Bank of
        Topeka                                            3,000           -             -        5,000             -
      Repayment of long-term debt                        (3,500)          -             -            -             -
      Purchase of treasury stock                              -         (69)          (67)      (4,439)         (308)
      Proceeds from sale of treasury stock                  572          50            70          382           107
      Dividends paid                                       (507)       (375)         (500)        (523)         (549)
                                                      ---------    --------     ---------    ---------     ---------

             Net cash provided (absorbed) by
               financing activities                     (50,166)    (32,831)      (13,442)      21,190        13,585
                                                      ---------    --------     ---------    ---------     ---------

             Net change in cash and cash
               equivalents                               (6,869)    (23,522)       (2,583)      19,447         9,843

CASH AND CASH EQUIVALENTS, beginning of year
                                                         43,418      46,001        46,001       26,554        16,711
                                                      ---------    --------     ---------    ---------     ---------

CASH AND CASH EQUIVALENTS, end of year                $  36,549    $ 22,479     $  43,418      $46,001     $  26,554
                                                      =========    ========     =========    =========     =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Cash paid for interest                          $   8,547    $ 13,369     $  20,470      $17,322     $  16,288
                                                      =========    ========     =========    =========     =========

      Cash paid for income taxes                      $   2,335    $  2,035     $   2,955      $ 2,764     $   2,240
                                                      =========    ========     =========    =========     =========

The accompanying notes are an integral part of these consolidated financial statements.

                            AMQUEST FINANCIAL CORP.


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                SEPTEMBER 30, 1998, DECEMBER 31, 1997 AND 1996


1.   ORGANIZATION AND NATURE OF OPERATIONS:

AmQuest Financial Corp. ("AFC"), an Oklahoma corporation, and its subsidiaries (collectively referred to as the "Company") provide a full range of banking services which include accepting deposits, lending funds and providing fiduciary services for individual and corporate customers primarily in Duncan, Ardmore and Lawton, Oklahoma, including the contiguous counties thereof. The Company is subject to competition from other financial service companies and financial institutions. The Company is also subject to the regulations of certain Federal agencies and undergoes periodic examinations by these authorities. The consolidated financial statements for the nine months ended September 30, 1998 and 1997, are unaudited and, in the opinion of management, include all adjustments necessary (which consist of only normal recurring adjustments) for a fair presentation of the financial position, results of operations and cash flows for the interim periods. The financial information and results of operations of the interim periods are not necessarily indicative of the financial position and results of operations that may be obtained for a full fiscal year. The more significant policies are described below.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Consolidation and Use of Estimates

The accompanying consolidated financial statements include the accounts of AFC and its wholly owned subsidiaries, AmQuest Bank, N.A. ("AmQuest") and Exchange National Bank & Trust Company ("Exchange"). Intercompany transactions and balances have been eliminated in consolidation.

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the consolidated financial statements, management is required to make estimates and assumptions. Those estimates and assumptions relate primarily to the determination of the allowance for loan losses, the valuation of other real estate and assets owned, the provision for income taxes and the estimated fair value of financial instruments. Actual results could differ from those estimates. The accounting policies for these items and other significant accounting policies are presented below.

Certain reclassifications have been made to the 1996 and 1995 balances to provide consistent financial statement classifications in the periods presented herein. Such reclassifications had no effect on net income or total assets.

Debt and Equity Securities

Debt securities that management intends to use as part of its asset/liability management strategy or that may be sold in response to changes in interest rates or prepayment risk are classified as available-for-sale and are carried at estimated market value with unrealized gains and losses reported as a separate component of stockholders' equity, net of income taxes. Debt securities that management has the ability and intent to hold to maturity are classified as held-to-maturity and are carried at cost, adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are recognized in interest income using a method that approximates the effective interest method over the period to maturity. Equity securities which do not have a readily determinable market value are carried at cost. Gains and losses on the sale of investment securities are included as a separate component of noninterest income. Applicable income taxes, if any, are included in income tax expense. The basis of the securities sold is determined by the specific identification method for each security.

Loans Receivable

Interest on substantially all loans is accrued based on the principal amount outstanding. Loan fees and costs associated with the origination of loans are not considered to be material and, therefore, are recorded as received and incurred, respectively. Premiums and discounts on loans are amortized into interest income using a method that approximates a level yield over the contractual lives of the loans, adjusted for actual prepayments. Unearned interest on consumer loans is added to the loan balance upon origination and is amortized into income over the life of the loans using the Rule of 78th's method.

Loans are placed on nonaccrual status when they become 90 days past due, collateral positions are not adequate and the loan is in process of collection. Previously accrued but uncollected interest on loans placed on nonaccrual status is reversed unless determined to be fully collectible. Payments received on nonaccrual loans are applied fully to principal as they are received. Upon full collection of the principal balance or determination that future collection of principal is probable, interest income is recognized as received.

The Company makes an assessment of loans for impairment while such loans are classified as nonaccrual or when the loan has been restructured. When a loan with unique risk characteristics has been identified as being impaired, the amount of impairment is measured by the Company using discounted cash flows, except when it is determined that the sole (remaining) source of repayment for the loan is the operation or liquidation of the underlying collateral. In such cases, the estimated fair value of the collateral, reduced by costs to sell, will be used in place of discounted cash flows.

Allowance for Loan Losses

The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, and current economic conditions. The adequacy of the allowance for loan losses is periodically reviewed and approved by the Board of Directors. However, ultimate losses may differ from these estimates. Adjustments to the allowance for loan losses are reported in earnings in the periods in which they become known. It is Company policy to charge off any loan or portion thereof when it is deemed uncollectable in the ordinary course of business. Loan losses and recoveries are charged or credited directly to the allowance.

Premises and Equipment

Land is stated at cost. Buildings and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense and is computed by use of both the straight-line and accelerated methods over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred, while improvements are capitalized.

Intangibles

Intangibles represent the excess of purchase prices paid over the estimated fair values of the net assets acquired. These intangible assets are being amortized over their estimated lives (ranging from 5 to 40 years) by the straight-line method. Amortization expense amounted to $640,000, $424,000 and $417,000 for 1997, 1996 and 1995, respectively.

Other Real Estate and Assets Owned

Other real estate and assets owned consists primarily of real estate and other assets acquired through loan foreclosure. These assets are carried at estimated fair value. Estimated fair value is based on independent appraisals and other relevant factors. At the time of acquisition, any excess of cost over estimated fair value is charged to the allowance for loan losses. Subsequent losses on dispositions, declines in estimated fair values and the net operating income and expenses of such assets are charged to other noninterest expense.

Stock-Based Compensation

The Company accounts for stock options using the intrinsic value based method of accounting. Pro forma disclosures, as if the fair value based method of accounting as defined in Statement of Financial Accounting Standards ("SFAS") No. 123 had been applied, have not been presented since such disclosures would not result in material differences from the intrinsic value method.

Income Taxes

The Company files a consolidated income tax return. Pursuant to a tax sharing agreement, AmQuest and Exchange provide for income taxes as if separate returns were filed, and remit to AFC amounts determined to be currently payable. In addition, AFC remits to the subsidiaries amounts determined to be currently receivable by the subsidiaries, which may arise as a result of net operating losses and tax credits that are utilized in the consolidated income tax return.

Deferred income taxes are provided to reflect the future tax consequences of differences between the tax bases of assets and liabilities and their reported amounts in the consolidated statements of financial condition. Deferred income tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred income tax assets and liabilities are adjusted through income tax expense.

Earnings Per Share

Basic earnings per share is computed based upon the weighted average number of shares outstanding. Diluted earnings per share includes shares issuable upon exercise of stock options. The following is a reconciliation of the numerators and denominators of basic and diluted earnings per share:

                                                 Nine Months Ended
                                                   September 30,               Years Ended December 31,
                                               ---------------------      ----------------------------------
                                                 1998         1997          1997         1996         1995
                                               --------     --------      --------     --------     --------
Net income for basic and diluted earnings
    per share                                  $  4,154     $  3,689      $  4,376     $  5,470     $  4,594
                                               ========     ========      ========     ========     ========

Weighted average shares for basic earnings
    per share                                     3,160        3,126         3,126        3,241        3,430

Shares issuable upon exercise of stock
    options                                          52           65            65           44           31
                                               --------     --------      --------     --------     --------

Weighted average shares for diluted
    earnings per share                            3,212        3,191         3,191        3,285        3,461
                                               ========     ========      ========     ========     ========

3.   ACQUISITIONS:

On April 25, 1997, the Company purchased 100% of the stock of American National Bank of Lawton. The acquisition was accounted for under the purchase method of accounting. The net purchase price of approximately $12,073,000 was allocated to the net assets acquired based upon their estimated fair values as of April 25, 1997, resulting in approximately $4,083,000 of intangible assets. These intangibles are being amortized on a straight-line basis over lives ranging from ten to fifteen years. Total assets at the date of the acquisition and after allocation of the purchase price premium totaled approximately $61,018,000.

On March 8, 1996, the Company purchased certain assets and assumed certain liabilities from the First Southwest Bank, Anadarko, Oklahoma branch. The acquired branch operates as a branch of AmQuest. The acquisition was accounted for under the purchase method of accounting. The net purchase price of approximately $398,000 was allocated to the net assets acquired based upon their estimated fair values as of March 8, 1996, resulting in approximately $81,000 of intangible assets. These intangibles are being amortized on a straight-line basis over a fifteen-year life.

4.   CASH AND DUE FROM BANKS:

Aggregate reserves (in the form of vault cash and deposits with the Federal Reserve Bank of Kansas City) of approximately $7,688,000 and $5,839,000 were maintained to satisfy Federal regulatory requirements at December 31, 1997 and 1996, respectively.

5.   DEBT AND EQUITY SECURITIES:

Debt and equity securities have been classified in the consolidated statements of financial condition according to management's intent. The amortized cost of securities and their estimated fair values at December 31, is as follows (dollars in thousands):

                                                                     Gross           Gross
                                                    Amortized      Unrealized      Unrealized      Estimated Fair
                                                      Cost           Gains           Losses            Value
                                                    ---------      ----------      ----------      --------------
                     1997
                     ----
U.S. Treasury securities:
    Available-for-sale                              $  18,487       $   249         $  (12)         $  18,724
    Held-to-maturity                                   25,166           213            (14)            25,365

Obligations of U.S. government agencies and
    corporations:
      Available-for-sale                               29,094           140            (42)            29,192
      Held-to-maturity                                 15,865           116            (24)            15,957

U.S. government agency collateralized mortgage
    obligations:
      Available-for-sale                               16,718            25           (147)            16,596
      Held-to-maturity                                 14,516            27            (18)            14,525

U.S. government agency mortgage-backed
    securities:
      Available-for-sale                                7,475           162            (35)             7,602
      Held-to-maturity                                 17,629           474             (3)            18,100

Obligations of state and political subdivisions:
      Available-for-sale                                2,199            16              -              2,215
      Held-to-maturity                                 26,903           466            (15)            27,354

Equity securities                                       2,272             -              -              2,272
                                                    ---------       -------         ------          ---------

             Total available-for-sale               $  73,973       $   592         $ (236)         $  74,329
                                                    =========       =======         ======          =========
             Total held-to-maturity                 $ 100,079       $ 1,296         $  (74)         $ 101,301
                                                    =========       =======         ======          =========
             Total equity securities                $   2,272       $     -         $    -          $   2,272
                                                    =========       =======         ======          =========

                                                                     Gross           Gross
                                                    Amortized     Unrealized      Unrealized      Estimated Fair
                                                      Cost           Gains          Losses            Value
                                                    ---------     ----------      ----------      --------------
                     1996
                     ----
U.S. Treasury securities:
    Available-for-sale                              $  21,034      $   281          $ (41)          $  21,274
    Held-to-maturity                                   33,134          237            (90)             33,281

Obligations of U.S. government agencies and
    corporations:
      Available-for-sale                               11,482          105           (128)             11,459
      Held-to-maturity                                 18,447           43           (399)             18,091

U.S. government agency collateralized mortgage
    obligations:
      Available-for-sale                               16,370           16           (236)             16,150
      Held-to-maturity                                  8,199            9            (23)              8,185

U.S. government agency mortgage-backed
    securities:
      Available-for-sale                                8,615          153            (54)              8,714
      Held to maturity                                 13,192          284            (36)             13,440

Obligations of state and political subdivisions:
      Held-to-maturity                                 31,752          555            (37)             32,270

Equity securities                                       1,834            -              -               1,834
                                                    ---------      -------          -----           ---------

             Total available-for-sale               $  57,501      $   555          $(459)          $  57,597
                                                    =========      =======          =====           =========
             Total held-to-maturity                 $ 104,724      $ 1,128          $(585)          $ 105,267
                                                    =========      =======          =====           =========
             Total equity securities                $   1,834      $     -          $   -           $   1,834
                                                    =========      =======          =====           =========

The estimated fair value of debt and equity securities is based upon available market data and estimates, which often reflect transactions of various sizes, and are not necessarily indicative of the price at which various amounts of particular issues could be readily sold.

The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                                    Estimated
                                                     Amortized         Fair
                                                        Cost          Value
                                                     ---------      ---------
                                                      (dollars in thousands)

Due in one year or less:
    Available-for-sale                               $  11,580      $  11,601
    Held-to-maturity                                    20,867         20,894

Due after one year through five years:
    Available-for-sale                                  35,678         36,008
    Held-to-maturity                                    42,832         43,420

Due after five years through ten years:
    Available-for-sale                                   2,522          2,522
    Held-to-maturity                                     3,915          4,031

Due after ten years:
    Held-to-maturity                                       320            331


Mortgage-backed securities, not due at
  a single maturity date:
    Available-for-sale                                  24,193         24,198
    Held-to-maturity                                    32,145         32,625
                                                     ---------      ---------

             Total available-for-sale                $  73,973      $  74,329
                                                     =========      =========
             Total held-to-maturity                  $ 100,079      $ 101,301
                                                     =========      =========

Sales from the held-to-maturity portfolio were sold within ninety-days of the maturity date. Proceeds and gains and losses on sales of debt securities are shown below (dollars in thousands):

                                               1997        1996        1995
                                             --------    --------    --------

Proceeds from sales of:
    Available-for-sale debt securities         $   -      $4,060     $2,908
    Held-to-maturity debt securities               -       2,503          -

Gross gains on sales of:
    Available-for-sale debt securities             1          44         28

Gross losses on sales of:
    Held-to-maturity debt securities               -          13          -

Debt securities having a recorded value of approximately $54,513,000 and $70,578,000 at December 31, 1997 and 1996, respectively, were pledged to secure public and trust deposits and for other purposes as required by law.

6. LOANS RECEIVABLE AND ALLOWANCE FOR LOAN LOSSES:

The components of loans receivable in the consolidated statements of financial condition is as follows (dollars in thousands):

                                                                                      December 31,
                                                                 September 30,   -----------------------
                                                                     1998           1997          1996
                                                                 -----------     ---------     ---------
Consumer, net of unearned discounts of $1,961 in 1998,
    $3,370 in 1997 and $4,344 in 1996                             $   70,690     $  85,955     $  91,710
Residential mortgage                                                  88,788        87,433        71,207
Commercial real estate                                                60,048        72,466        59,181
Commercial, other                                                     54,165        57,918        62,342
Farmland and agriculture                                              24,213        24,526        23,899
Construction                                                           9,430         7,491         5,812
                                                                  ----------     ---------     ---------

                                                                     307,334       335,789       314,151
Less-Allowance for loan losses                                        (2,796)       (3,067)       (2,794)
                                                                  ----------     ---------     ---------

             Loans receivable, net                                $  304,538     $ 332,722     $ 311,357
                                                                  ==========     =========     =========

An analysis of the allowance for loan losses is as follows (dollars in thousands):

                                                      Nine Months Ended
                                                        September  30,             Years Ended December 31,
                                                   ---------------------     ----------------------------------
                                                     1998         1997         1997         1996         1995
                                                   --------     --------     --------     --------     --------
Balance, beginning of period                       $  3,067     $  2,794     $  2,794     $  2,901     $  2,757
    Provision for loan losses                           382        1,263        1,624          595          650
    Loans charged off                                (1,040)        (999)      (1,919)        (815)        (715)
    Recoveries                                          387          186          260          113          209
    Allowance for loan losses of acquired bank            -          308          308            -            -
                                                   --------     --------     --------     --------     --------

Balance, end of period                             $  2,796     $  3,552     $  3,067     $  2,794     $  2,901
                                                   ========     ========     ========     ========     ========

Impaired loans receivable totaled approximately $2,679,000 and $3,623,000 at December 31, 1997 and 1996, respectively. The average recorded investment in impaired loans during 1997 and 1996, was approximately $3,151,000 and $2,960,000, respectively. The specific allowance on impaired loans totaled approximately $471,000 and $722,000 as of December 31, 1997 and 1996, respectively. The interest income recognized from cash receipts collected on impaired loans was not material during 1997 or 1996.

Loans receivable having carrying values of approximately $1,808,000 and $1,075,000 were transferred to other real estate and assets owned in 1997 and 1996, respectively.

Certain executive officers and directors and their affiliated interests had transactions with the Company in the ordinary course of business. In the opinion of management, such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions and did not involve more than normal risk.

The aggregate amount and related activity for loans to executive officers and directors, including their affiliated interests during 1997 are analyzed below (dollars in thousands):

          Balance, January 1, 1997                                      $ 7,074

              Additions                                                   8,588

              Payments                                                   (5,554)
                                                                        -------

          Balance, December 31, 1997                                    $10,108
                                                                        =======

7. PREMISES AND EQUIPMENT:

Premises and equipment at December 31 are summarized as follows (dollars in thousands):

                                              Estimated Useful
                                                   Lives             1997         1996
                                              ----------------    ---------    ---------
Land                                                 -             $ 2,166      $ 1,165
Premises and improvements                        10-40 years         8,871        6,085
Furniture, fixtures and equipment                 3-15 years         6,255        5,471
                                                                   -------      -------

        Total cost                                                  17,292       12,721

Less- Accumulated depreciation                                      (8,070)      (7,371)
                                                                   -------      -------

        Premises and equipment, net                                $ 9,222      $ 5,350
                                                                   =======      =======

Depreciation expense was approximately $962,000, $811,000 and $788,000 for 1997, 1996 and 1995, respectively.

Exchange leases its bank building under an operating lease that expires in 2001. Rent expense was approximately $390,000 per year for 1997, 1996 and 1995. Future minimum payments under the lease are approximately $357,000 in 1998, $310,000 in 1999 and 2000, and $181,000 in 2001.

8. DEPOSITS:

Included in time deposits at December 31, 1997 and 1996, are approximately $45,423,000 and $60,614,000, respectively, of time deposits in denominations of $100,000 or more.

At December 31, 1997, the scheduled maturities of time deposits are as follows (dollars in thousands):

        1998                                                  $ 195,143
        1999                                                     25,363
        2000                                                     12,522
        2001 and thereafter                                       1,024
                                                              ---------

             Total time deposits                              $ 234,052
                                                              =========

9. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE AND FEDERAL FUNDS PURCHASED:

Securities sold under agreements to repurchase consist of debt securities pledged against selected time deposits for the balances greater than $100,000. At December 31, 1997 and 1996, approximately $11,785,000 and $9,327,000, respectively, were outstanding under these agreements. Federal funds purchased totaled approximately $3,000,000 as of December 31, 1996, with a maturity date of less than 90 days at an interest rate of 5.71%. No federal funds purchased were outstanding at December 31, 1997.

10. ADVANCES FROM THE FEDERAL HOME LOAN BANK OF TOPEKA:

Advances from the Federal Home Loan Bank of Topeka at December 31 consisted of the following (dollars in thousands):

                                                                                      1997         1996
                                                                                    --------     --------
Federal Home Loan Bank of Topeka advance due May 5, 1998, at 5.2%,
    interest payable monthly                                                         $1,000        $1,000

Federal Home Loan Bank of Topeka advance due June 17, 1998, 5.71%, interest
    payable monthly                                                                   2,500         2,500

Federal Home Loan Bank of Topeka advance due December 22, 1998, 5.97%, interest
    payable monthly                                                                   2,500         2,500
                                                                                     ------        ------

                                                                                     $6,000        $6,000
                                                                                     ======        ======

11. LINE OF CREDIT:

The Company has a $25 million reducing revolving line of credit which may be borrowed specifically for the purpose of acquiring other financial institutions, or a portion of which may be used for corporate purposes. Advances under the line of credit for purposes of acquiring other financial institutions automatically convert to term loans at the Bank's reference rate (8.5% at December 31, 1997). Quarterly principal and interest payments are required and each term loan will have a maturity date of ten years from the date of the advance. The total line of credit is secured by the common stock of AmQuest and Exchange and any other bank subsidiary acquired thereafter. The line of credit agreement expired January 31, 1998. This line of credit was renewed with another financial institution during 1998, at substantially the same terms as the previous line of credit.

12. INCOME TAXES:

The Company files consolidated federal income tax returns on a calendar-year basis.

Income tax expense (benefit) for the years ended December 31 has been allocated as follows (dollars in thousands):

                                                                  1997        1996        1995
                                                                --------    --------    --------
Income from operations                                            $2,136      $2,549      $2,049
Stockholders' equity                                                  90        (249)      1,024
                                                                  ------      ------      ------

             Total                                                $2,226      $2,300      $3,073
                                                                  ======      ======      ======

Income taxes on income from operations for the years ended December 31 are as follows (dollars in thousands):

                                                                   1997        1996        1995
                                                                ---------   ---------   ---------
Current expense                                                   $2,568      $2,742      $2,476

Deferred benefit                                                    (432)       (193)       (427)
                                                                  ------      ------      ------

             Income tax expense                                   $2,136      $2,549      $2,049
                                                                  ======      ======      ======

The Company's effective income tax rate differs from the statutory rate as follows (dollars in thousands):

                                                                  1997        1996        1995
                                                                --------    --------    --------
Income taxes at statutory rate (34%)                             $2,214      $2,726      $2,258
Nontaxable interest                                                (565)       (635)       (614)
State income taxes, net of federal benefit                          192         233         216
Nondeductible amortization of intangibles                           214         142         142
Other, net                                                           81          83          47
                                                                 ------      ------      ------

             Income tax expense                                  $2,136      $2,549      $2,049
                                                                 ======      ======      ======

At December 31, 1997 and 1996, the net deferred income tax liability included in accrued interest, taxes and other liabilities in the accompanying consolidated statements of financial condition, consisted of the following (dollars in thousands):

                                                                                        1997          1996
                                                                                     ---------     ---------
           Deferred income tax assets:
               Litigation accrual                                                     $   475       $     -
               Deferred compensation                                                      308           250
               Allowance for loan losses                                                  197            21
               Other real estate and assets owned                                          77            82
               Other                                                                       25            24
                                                                                      -------       -------

                                                                                        1,082           377
                                                                                      -------       -------
           Deferred income tax liabilities:
               Basis difference in premises and equipment                              (1,189)          (40)
                                                                                            -
               Loan origination fees                                                     (214)         (268)
               Unrealized gain on debt securities available-for-sale                     (126)          (36)
               Premium on investment securities resulting from bank
                 acquisition                                                             (104)         (155)
               Federal Home Loan Bank Stock of Topeka stock dividend                      (79)            -
                                                                                      -------       -------

                                                                                       (1,712)         (499)
                                                                                      -------       -------

                        Deferred income tax liability, net                            $  (630)      $  (122)
                                                                                      =======       =======

13. EMPLOYEE BENEFIT PLANS:

The Company has a trusteed profit sharing plan that provides retirement, death and disability benefits for all full-time employees who have been employed for one year or more and have attained a specified minimum age. The terms of the plan provide for annual contributions by the Company, at the discretion of the Board of Directors. Benefits payable under the plan are limited to the plan assets allocable to the account of each participant.

The plan also provides a 401(k) provision that allows participants to contribute up to 12% of their compensation before income taxes are deducted. The Company will designate annually a percentage of participants' compensation that it will contribute to match participants' 401(k) contributions. Company contributions for profit sharing and 401(k) matching approximated $507,000 in 1997, $443,000 in 1996 and $421,000 in 1995. The Company retains the right to amend or terminate the plan at any time.

The Company has established an incentive compensation plan to reward its key officers and employees based upon the financial performance of AmQuest, Exchange and the Company. Participation in the plan is at the discretion of the Board of Directors. Expense recognized in 1997, 1996 and 1995, in the accompanying consolidated statements of income was approximately $99,000, $262,000 and $53,000, respectively. The Company retains the right to amend or terminate the plan at any time.

The Company has entered into deferred compensation agreements with certain officers and directors of AmQuest and Exchange. Under the provisions of these agreements, the officers and directors will receive monthly payments, as specified in the individual agreements, for ten years upon their retirement. The liabilities under these agreements are being accrued over the officers' remaining periods of employment or the directors' assumed retirement ages so that, on the date of their retirement, the then-present value of the payments will have been accrued. At December 31, 1997 and 1996, approximately $811,000 and $659,000, respectively, had been accrued for the liability under these agreements and is included in accrued interest, taxes and other liabilities in the accompanying consolidated statements of financial condition. Expense recognized in 1997, 1996 and 1995, was approximately $89,000, $68,000 and $73,000, respectively, and is included in the accompanying consolidated statements of income.

To provide for these benefits, the Company has purchased life insurance policies, with the Company reflected as the beneficiary of the policies. At December 31, 1997 and 1996, these policies had a cash surrender value of approximately $1,966,000 and $488,000, respectively, which is included in other assets in the accompanying consolidated statements of financial condition.

14. STOCK OPTION PLAN:

The Company has established two primary Incentive Stock Option Plans ("1988 Plan" and "1993 Plan") to provide certain employees with a proprietary interest in the Company through the granting of options to purchase shares of common stock at fair market value at the date of the grant but not less than par value. The 1988 and 1993 Plans allow no more than 60,000 and 150,000 shares, respectively, to be granted. These Plans will terminate in July 2002 and June 2005, unless terminated earlier by the Board of Directors. Options granted under the 1988 Plan (as discussed below) vest as granted. There are several different vesting schedules under the 1993 Plan ranging from immediate vesting to four years from the grant date.

Various other option plans exist as a result of acquisitions and other option plans. The options under all plans were granted at option prices ranging from $3.33 to $13.50 per share and have expiration dates extending to November 2006. At December 31, 1997, there were approximately 5,000 and 34,000 shares available for grant under the 1988 and 1993 Plans, respectively. At December 31, 1997, there were approximately 30,000, 73,000 and 12,000 shares exercisable under the 1988 Plan, 1993 Plan and other plans, respectively.

A summary of option activity is as follows:

                                                              Shares         Price Range
                                                            ---------       -------------
         December 31, 1995                                    108,675       $5.42 - 10.75
             Options granted                                   81,352               13.50
             Options exercised                                (20,575)       5.42 - 10.75
             Options canceled                                  (2,225)              10.75
                                                            ---------       -------------

         December 31, 1996                                    167,227        5.42 - 13.50
             Options granted                                        -                   -
             Options exercised                                 (3,750)               5.42
             Options canceled                                  (7,400)       5.42 - 13.50
                                                            ---------       -------------

         December 31, 1997                                    156,077       $5.42 - 13.50
                                                            =========       =============

Stock options remaining at December 31, 1997, are as follows:

             Number of Shares          Price Per Share         Option Expiration
             ----------------          ---------------         -----------------
                    12,000                  $5.99                     1/14/98
                    30,000                   5.42                     7/20/02
                    35,725                  10.75                     6/01/05
                    78,352                  13.50                    11/18/06
                 ---------

                   156,077
                 =========

During 1995, the Company established a Non-Employee Director Stock Plan ("Director Stock Plan") to provide directors (non-employee directors, community development board members and community development emeritus board members) an opportunity to acquire a proprietary interest in the Company through the granting of options to purchase shares of common stock at fair market value at the date of the grant but not less than par value. The Director Stock Plan allows no more than 150,000 shares to be granted, and the Plan will terminate March 30, 2005, unless it is terminated sooner by the Board of Directors. At December 31, 1997, there were approximately 106,000 shares available for grant under this Plan.

A summary of the Director Stock Plan option activity is as follows:

                                                            Shares          Price Range
                                                          ----------      --------------
         December 31, 1995                                    12,500      $        10.75
             Options granted                                  13,300               13.50
             Options exercised                                (2,500)              13.50
                                                          ----------      --------------

         December 31, 1996                                    23,300       10.75 - 13.50
             Options granted                                  13,800               16.50
             Options exercised                                (3,300)      10.75 - 16.50
             Options expired                                    (300)              13.50
                                                          ----------      --------------

         December 31, 1997                                    33,500      $10.75 - 16.50
                                                          ==========      ==============

Options exercisable under this plan as of December 31, 1997, are as follows:

             Number of Shares          Price Per Share         Option Expiration
             ----------------          ---------------         -----------------
                    11,500                 $10.75                    7/03/05
                    10,200                  13.50                    8/01/06
                    11,800                  16.50                    5/19/07
                  --------

                    33,500
                  ========

During 1995, the Company also established a Stock Repurchase Plan (the "Repurchase Plan"), to authorize the purchase of shares required to satisfy the needs of the Company's Incentive Stock Option Plan's and Non- Employee Director Stock Option Plan and as a beneficial investment for the stockholders of the Company. This Repurchase Plan allows issued and outstanding common stock shares to be repurchased at an established market price. During 1997 and 1996, 4,334 and 321,416 shares, respectively, had been repurchased under this Repurchase Plan.

15. COMMITMENTS AND CONTINGENT LIABILITIES:

AmQuest has been a defendant, along with five other defendants, in a lawsuit involving a bond issue filed in December 1989. The lawsuit sought judgment against the defendants, jointly and severally, in the amount of approximately $10.7 million. Since the lawsuit's inception, AmQuest has contested the case vigorously. On March 2, 1998, AmQuest and the other defendants settled the lawsuit. The Company has established an accrual of approximately $1,250,000, with a related deferred tax benefit of $475,000 for the settlement, which is reflected in accrued interest, taxes and other liabilities in the accompanying consolidated statements of financial condition.

In the normal course of business, the Company is a party to financial instruments with off-statement of financial condition risk. These financial instruments include commitments to extend credit and standby letters of credit. These instruments expose the Company to varying degrees of credit risk in excess of the amount recognized in the accompanying consolidated statements of financial condition. To manage this risk, the Company uses the same credit risk management process for financial instruments with off-statement of financial condition risk as it does for financial instruments whose risk is reflected on the consolidated statements of financial condition.

Management does not anticipate any material losses affecting the financial position or the results of future operations of the Company as a result of these commitments. There were letters of credit and unfunded loan commitments outstanding at December 31 as follows (dollars in thousands):

                                                                            1997        1996
                                                                          -------     -------
          Commitments to extend credit                                    $35,486     $27,959
          Standby letters of credit                                         1,552       2,393

In the ordinary course of business, the Company is subject to legal actions and complaints. In the opinion of management, based in part on the advise of legal counsel, and based on available facts and proceedings to date, believes the ultimate liability, if any, arising from such legal actions currently pending will not have a material adverse effect on the Company's financial position or future results of operations.

16. CREDIT CONCENTRATIONS:

The Company provides a wide range of banking services to individual and corporate customers throughout Oklahoma. The Company makes a variety of loans including commercial, agricultural, real estate and installment. The majority of these loans are made to borrowers located in Oklahoma. Credit risk is, therefore, largely dependent upon economic conditions relative to Oklahoma. However, loans granted within the Company's trade area have been granted to a wide variety of borrowers and management does not believe that any significant concentrations of credit exist with respect to individual borrowers or groups of borrowers which are engaged in similar activities that would be similarly affected by changes in economic or other conditions. Approximately 48% of the Company's total loan portfolio is comprised of real estate loans secured by both commercial and residential real estate. The Company considers the composition of the loan portfolio in establishing the allowance for loan losses as described in
Note 2.

17. STOCKHOLDERS' EQUITY:

AFC's ability to pay dividends is dependent in part on its ability to derive dividends from AmQuest and Exchange. AmQuest and Exchange are subject to regulatory restrictions that place limitations on the amount of dividends which may be declared. As of January 1, 1998, AmQuest and Exchange had approximately $3,145,000 and $235,000, respectively, of retained earnings available for dividends to AFC.

The Company is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on the Company's consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of the Company's assets, liabilities and certain off-statement of financial condition items as calculated under regulatory accounting practices. The Company's capital amounts and classification are also subject to qualitative judgments by the regulators regarding components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1997, that the Company meets all capital adequacy requirements to which it is subject.

As of December 31, 1997, the most recent notification from the Office of the Comptroller of the Currency categorized the Company as well capitalized under the regulatory framework for prompt correction action. To be categorized as well capitalized the Company must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Company's category.

                                                                                                           To Be Well
                                                                                                        Capitalized Under
                                                                            For Capital                 Prompt Corrective
                                                  Actual                 Adequacy Purposes:            Action Provisions:
                                        -------------------------    -------------------------     -------------------------
                                            Amount        Ratio         Amount         Ratio           Amount        Ratio
                                        -------------   ---------    ------------    ---------     -------------   ---------
As of December 31, 1997:
   Total Capital
     (to Risk Weighted Assets)-
      AmQuest Financial Corp.           $  47,168,000     13.7%       $27,515,000       8.0%       $         N/A      N/A
      AmQuest Bank, N.A.                   26,281,000     11.1%        18,992,000       8.0%          23,740,000     10.0%
      Exchange National Bank & Trust       15,404,000     14.8%         8,352,000       8.0%          10,439,000     10.0%

   Tier I Capital
     (to Risk Weighted Assets)-
      AmQuest Financial Corp.              44,101,000     12.8%        13,758,000       4.0%                 N/A      N/A
      AmQuest Bank, N.A.                   24,074,000     10.1%         9,496,000       4.0%          14,244,000      6.0%
      Exchange National Bank & Trust       14,544,000     13.9%         4,176,000       4.0%           6,264,000      6.0%

   Tier I Capital
     (to Average Assets)-
      AmQuest Financial Corp.              44,101,000     8.0%         22,353,000       4.0%                 N/A      N/A
      AmQuest Bank, N.A.                   24,074,000     6.8%         14,331,000       4.0%          17,913,000      5.0%
      Exchange National Bank & Trust       14,544,000     7.4%          7,823,000       4.0%           9,778,000      5.0%

As of December 31, 1996:
   Total Capital
     (to Risk Weighted Assets)-
      AmQuest Financial Corp.              46,465,000     14.7%        25,290,318       8.0%                 N/A      N/A
      AmQuest Bank, N.A.                   26,369,000     12.3%        17,116,640       8.0%          21,395,800     10.0%
      Exchange National Bank & Trust       14,974,000     14.8%         8,120,480       8.0%          10,150,600     10.0%

   Tier I Capital
     (to Risk Weighted Assets)-
      AmQuest Financial Corp.              43,671,000     13.8%        12,645,159       4.0%                 N/A      N/A
      AmQuest Bank, N.A.                   24,236,000     11.3%         8,558,320       4.0%          12,837,480      6.0%
      Exchange National Bank & Trust       14,314,000     14.1%         4,060,240       4.0%           6,090,360      6.0%

   Tier I Capital
     (to Average Assets)-
      AmQuest Financial Corp.              43,671,000     8.7%         20,163,315       4.0%                 N/A      N/A
      AmQuest Bank, N.A.                   24,236,000     7.9%         12,215,400       4.0%          15,269,250      5.0%
      Exchange National Bank & Trust       14,314,000     7.3%          7,822,560       4.0%           9,778,200      5.0%

Management intends to continue compliance with all regulatory capital requirements.

18. PARENT COMPANY FINANCIAL INFORMATION:

Following are the condensed statements of financial condition at December 31, 1997 and 1996, and the statements of income and the cash flows for each of the three years in the period ended December 31, 1997, for AmQuest Financial Corp. (parent company only):

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                 1997          1996
                                                                              ----------    ----------
                                  ASSETS                                       (dollars in thousands)
                                  ------
Cash and due from banks                                                        $  1,725      $    959
Interest-bearing deposits in subsidiary banks                                     3,000         3,500
Investments in subsidiaries-
    AmQuest Bank, N.A.                                                           29,503        25,869
    Exchange National Bank & Trust Company                                       15,844        15,789
                                                                               --------      --------

                                                                                 45,347        41,658
                                                                               --------      --------
Other assets                                                                        915           914
                                                                               --------      --------

             Total assets                                                      $ 50,987      $ 47,031
                                                                               ========      ========

             LIABILITIES AND STOCKHOLDERS' EQUITY

Accrued expenses, taxes and other liabilities                                  $    157      $    250

Stockholders' equity                                                             50,830        46,781
                                                                               --------      --------

             Total liabilities and stockholders' equity                        $ 50,987      $ 47,031
                                                                               ========      ========

                             STATEMENTS OF INCOME

                                                                        1997          1996         1995
                                                                     ---------     ---------    ---------
                                                                            (dollars in thousands)
Income:
    Dividends from subsidiaries                                       $ 4,661       $ 2,960      $ 6,500
    Interest                                                              115           216          146
    Other                                                                 512           440          351
                                                                      -------       -------      -------

                                                                        5,288         3,616        6,997
                                                                      -------       -------      -------
Expense:
    Other                                                               1,437         1,329        1,345
                                                                      -------       -------      -------

Income before income taxes and undistributed earnings
    of subsidiaries                                                     3,851         2,287        5,652

Benefit for income taxes                                                  185           143          202
                                                                      -------       -------      -------

Income before undistributed earnings of subsidiaries                    4,036         2,430        5,854

Undistributed earnings of subsidiaries                                    340         3,040       (1,260)
                                                                      -------       -------      -------

             Net income                                               $ 4,376       $ 5,470      $ 4,594
                                                                      =======       =======      =======

                           STATEMENTS OF CASH FLOWS


                                                                          1997           1996          1995
                                                                        --------       --------      --------
                                                                                (dollars in thousands)
CASH FLOWS PROVIDED (ABSORBED) BY OPERATING ACTIVITIES:
      Net income                                                        $  4,376       $  5,470      $  4,594
      Adjustments to reconcile net income to net cash provided by operating activities-
          Depreciation and amortization                                      372            603           388
          Accretion of debt securities                                         -            (92)          (45)
          Equity in undistributed income of subsidiaries                    (340)        (3,040)            -
          Distribution in excess of income of subsidiaries                     -              -         1,260
          Change in other assets                                             (35)          (246)           36
          Change in accrued expenses, taxes and other
             liabilities                                                     (92)           (25)          (85)
                                                                        --------       --------      --------

             Net cash provided by operating activities                     4,281          2,670         6,148
                                                                        --------       --------      --------

CASH FLOWS PROVIDED (ABSORBED) BY INVESTING ACTIVITIES:
      Decrease in loans, net                                                   -              -             5
      Capital expenditures                                                   (88)           (24)           (4)
      Purchase of debt securities held-to-maturity                             -           (981)       (4,382)
      Proceeds from sales of other assets                                     70              9             -
      Proceeds from maturities of held-to-maturity debt securities             -          5,000           500
      Capital contribution to subsidiary banks                            (3,500)             -             -
                                                                        --------       --------      --------

             Net cash provided (absorbed) by investing
                activities                                                (3,518)         4,004        (3,881)
                                                                        --------       --------      --------

CASH FLOWS PROVIDED (ABSORBED) BY FINANCING ACTIVITIES:
      Purchase of treasury stock                                             (67)        (4,439)         (308)
      Sale of treasury stock                                                  70            382           107
      Dividends paid                                                        (500)          (523)         (549)
                                                                        --------       --------      --------

             Net cash absorbed by financing activities                      (497)        (4,580)         (750)
                                                                        --------       --------      --------

Net change in cash and cash equivalents                                      266          2,094         1,517

CASH AND CASH EQUIVALENTS, beginning of year                               4,459          2,365           848
                                                                        --------       --------      --------

CASH AND CASH EQUIVALENTS, end of year                                  $  4,725       $  4,459      $  2,365
                                                                        ========       ========      ========


19.  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS:

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of certain information regarding the fair value of an entity's financial instruments. A financial instrument is defined by SFAS No. 107 as cash, evidence of an ownership interest in an entity or a contractual arrangement that involves cash or another financial instrument. Market prices are the best evidence of the estimated fair value of financial instruments. SFAS No. 107 further states "if quoted market prices are not available, management's best estimate of fair value may be based on the quoted market price of a financial instrument with similar characteristics or on valuation techniques." Although the fair value of financial instruments with quoted market prices are generally indicative of the amount at which an instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, the fair value of financial instruments without an available quoted market price can vary greatly depending on the method and assumptions used in the valuation techniques.

The process of determining management's best estimate of the fair value of financial instruments is complex and requires significant judgments to be made by management. The computation of fair values for these financial instruments without an available quoted market price is based upon the computation of the present value of estimated future cash flows, utilizing a discount rate commensurate with the risks associated with the various financial instruments. The discount rate is based upon prevailing market rates at December 31, 1997. It is management's opinion that these market rates effectively consider credit risk, prepayment risk and operational costs.

The estimated fair value of a given financial instrument may change substantially over time as a result of, among other things, changes in scheduled or forecasted cash flows, changes in the supply or demand for a particular financial instrument and changes in management's estimates of the related credit risk or operational costs. Consequently, significant revisions to fair value estimates may occur during future periods. Management believes it has taken reasonable efforts to ensure that fair value estimates presented are accurate; however, adjustments to fair value estimates may occur in the future and actual amounts realized from financial instruments held as of December 31, 1997 and 1996, may differ from the amounts presented below.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents

This category includes cash, interest-bearing deposits in other banks and federal funds sold. The carrying amount is a reasonable estimate of fair value because of the relatively short maturity of those instruments.

Debt and Equity Securities

The estimated fair value of debt and equity securities is based on quoted market prices.

Loans Receivable

Loans were grouped into homogeneous categories, such as commercial, residential mortgage and consumer. The estimated fair value of these groups of loans is determined by discounting the future cash flows using the current rates at which similar loans would be extended to borrowers with similar credit ratings and maturities. The average discount rates used ranged from 9.25% and 10.26%.

Deposits

The estimated fair value of deposits with no stated maturity, such as demand, savings, money market and NOW deposits, is the amount payable on demand as of December 31, 1997 and 1996. The fair value of fixed-rate time deposit is estimated using the rates currently offered for deposits of similar maturities. The average discount rate used was based on rates currently offered for similar duration deposits ranging from 5.21% to 5.61%.

Securities Sold Under Agreements to Repurchase and Federal Funds Purchased and
   Advances from Federal Home Loan Bank of Topeka

The carrying amount for securities sold under agreements to repurchase and other short-term borrowings and advances from Federal Home Loan Bank of Topeka approximates fair value due to the short maturity of these financial instruments.

Other

Fees charged for commitments to extend credit or standby letters of credit are not significant to the Company. As the related fees are not significant and terms of the commitments are generally consistent with others offered in the Company's markets, estimates of fair value have not been determined.

The estimated fair values of the Company's financial instruments are as follows (dollars in thousands):

                                                                1997                              1996
                                                      --------------------------       ----------------------------
                                                        Carrying       Estimated         Carrying         Estimated
                                                         Amount       Fair Value          Amount         Fair Value
                                                      ----------      ----------        ----------       ----------

        Financial assets:
            Cash and cash equivalents                 $   43,418      $   43,418        $   46,001       $   46,001
            Debt and equity securities                   176,680         177,902           164,155          164,698
            Loans receivable, net                        332,722         328,321           311,357          307,997
                                                      ----------      ----------        ----------       ----------

                     Total financial assets           $  552,820      $  549,641        $  521,513       $  518,696
                                                      ==========      ==========        ==========       ==========

        Financial liabilities:
            Deposits                                  $  502,801      $  503,419        $  467,349       $  468,193
            Securities sold under agreements to
              repurchase and federal funds
              puchased                                    11,785          11,785            12,327           12,327
            Advances from the Federal Home Loan
              Bank of Topeka                               6,000           6,000             6,000            6,000
                                                      ----------      ----------        ----------       ----------

                     Total financial liabilities      $  520,586      $  521,204        $  485,676       $  486,520
                                                      ==========      ==========        ==========       ==========

SFAS No. 107 excludes all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate estimated fair value amounts presented do not represent the underlying value of the Company.

20.  NEW ACCOUNTING PRONOUNCEMENTS:

The FASB has issued SFAS No. 130, "Reporting Comprehensive Income." This statement is required to be adopted by the Company in fiscal year 1998. Management does not anticipate this statement to have a material adverse impact on the consolidated financial position or the future results of operations of the Company.

21.  MERGER WITH BANCFIRST CORPORATION:

Effective October 1, 1998, the Company was merged into BancFirst Corporation. Under the terms of the Merger Agreement, each share of common stock outstanding of the Company was exchanged for .7917 shares of BancFirst Corporation common stock.

                      UNAUDITED PRO FORMA FINANCIAL DATA

     The following unaudited pro forma consolidated condensed balance sheet as of September 30, 1998, and the unaudited pro forma consolidated condensed statements of income and comprehensive income for the nine months ended September 30, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1997, give effect to the Merger based on the historical consolidated financial statements of BancFirst and AmQuest and their subsidiaries under the assumptions and adjustments set forth in the accompanying notes to the pro forma financial statements.

     The unaudited pro forma consolidated condensed balance sheet assumes the Merger was consummated on September 30, 1998, and the unaudited pro forma consolidated condensed statements of income and comprehensive income assume that the Merger was consummated on January 1 of the earliest period presented. The pro forma statements may not be indicative of the results that actually would have occurred if the Merger had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of BancFirst and AmQuest.

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              SEPTEMBER 30, 1998
                            (DOLLARS IN THOUSANDS)

                                                                                      PRO FORMA
                                                        BANCFIRST        AMQUEST       ADJUST-        BANCFIRST
                                                        HISTORICAL      HISTORICAL      MENTS         PRO FORMA
                                                      --------------  ------------- -------------   -------------
ASSETS
 Cash and due from banks                                 $   85,246       $ 16,235       $            $  101,481
 Interest-bearing deposits with banks                            44             34              -             78
 Securities                                                 401,133        163,621              -        564,754
 Federal funds sold                                          96,640         19,956              -        116,596
 Loans:
   Total loans (net of unearned interest)                   976,100        307,334              -      1,283,434
   Allowance for loan losses                                (13,888)        (2,796)        (1,400)       (18,084)
                                                         ----------       --------       --------     ----------
     Loans, net                                             962,212        304,538              -      1,265,350
 Premises and equipment, net                                 37,785          8,826              -         46,611
 Other real estate owned                                        724            402              -          1,126
 Intangible assets, net                                      18,094          5,796              -         23,890
 Accrued interest receivable                                 15,352          4,494              -         19,846
 Other assets                                                17,058          1,827            490         19,375
                                                         ----------       --------       --------     ----------
     Total assets                                        $1,634,288       $525,729       $   (910)    $2,159,107
                                                         ==========       ========       ========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits:
   Noninterest-bearing                                   $  310,976       $ 65,593       $      -     $  376,569
   Interest-bearing                                       1,108,196        381,815              -      1,490,011
                                                         ----------       --------       --------     ----------
     Total deposits                                       1,419,172        447,408              -      1,866,580
 Short-term borrowings                                       22,386         15,232              -         37,618
 Long-term borrowings                                        11,598          3,000              -         14,598
 9.65% Capital Securities                                    25,000              -              -         25,000
 Accrued interest payable                                     6,310          2,149              -          8,459
 Other liabilities                                            5,239          2,600              -          7,839
                                                         ----------       --------       --------     ----------
     Total liabilities                                    1,489,705        470,389              -      1,960,094
                                                         ----------       --------       --------     ----------
 Commitments and contingent liabilities
 Stockholders' equity:
   Common stock                                               6,764          6,019         (3,497)         9,286
   Capital surplus                                           41,071            538          2,799         44,408
   Retained earnings                                         92,092         53,217         (5,166)       140,143
   Unrealized securities gains, net of tax                    4,656            520              -          5,176
   Treasury stock                                                 -         (4,954)         4,954              -
                                                         ----------       --------       --------     ----------
     Total stockholders' equity                             144,583         55,340           (910)       199,013
                                                         ----------       --------       --------     ----------
     Total liabilities and stockholders' equity          $1,634,288       $525,729       $   (910)    $2,159,107
                                                         ==========       ========       ========     ==========


See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                  UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                 STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                              PRO FORMA
                                                          BANCFIRST          AMQUEST           ADJUST-        BANCFIRST
                                                         HISTORICAL        HISTORICAL           MENTS         PRO FORMA
                                                         ----------        ----------         ---------      ----------
INTEREST INCOME
 Loans, including fees                                   $   68,963        $   22,406         $       -      $   91,369
 Interest-bearing deposits with banks                            11                 1                 -              12
 Securities:
   Taxable                                                   17,352             7,361                 -          24,713
   Tax-exempt                                                   693               972                 -           1,665
 Federal funds sold                                           2,558               661                 -           3,219
                                                         ----------        ----------         ---------      ----------
     Total interest income                                   89,577            31,401                 -         120,978
                                                         ----------        ----------         ---------      ----------
INTEREST EXPENSE
 Deposits                                                    35,290            12,369                 -          47,659
 Short-term borrowings                                          907               562                 -           1,469
 Long-term borrowings                                           406               108                 -             514
 9.65% Capital Securities                                     1,838                 -                 -           1,838
                                                         ----------        ----------         ---------      ----------
     Total interest expense                                  38,441            13,039                 -          51,480
                                                         ----------        ----------         ---------      ----------
 Net interest income                                         51,136            18,362                 -          69,498
 Provision for loan losses                                    1,485               382                 -           1,867
                                                         ----------        ----------         ---------      ----------
     Net interest income after provision for loan
       losses                                                49,651            17,980                 -          67,631
                                                         ----------        ----------         ---------      ----------
NONINTEREST INCOME
 Service charges on deposits                                  8,857             1,785                 -          10,642
 Other                                                        5,954             1,735                 -           7,689
                                                         ----------        ----------         ---------      ----------
     Total noninterest income                                14,811             3,520                 -          18,331
                                                         ----------        ----------         ---------      ----------
NONINTEREST EXPENSE
 Salaries and employee benefits                              25,412             8,233                 -          33,645
 Occupancy and fixed assets expense, net                      2,855               682                 -           3,537
 Depreciation                                                 2,728               759                 -           3,487
 Amortization                                                 1,905               558                 -           2,463
 Data processing services                                     1,145               525                 -           1,670
 Net (income) expense from other real estate owned              (66)                3                 -             (63)
 Other                                                        9,978             4,254                 -          14,232
                                                         ----------        ----------         ---------      ----------
     Total noninterest expense                               43,957            15,014                 -          58,971
                                                         ----------        ----------         ---------      ----------
 Income before taxes                                         20,505             6,486                 -          26,991
 Income tax expense                                          (7,663)           (2,332)               -           (9,995)
                                                         ----------        ----------         ---------      ----------
     Net income                                              12,842             4,154                 -          16,996
 Other comprehensive income, net of tax:
   Unrealized gains on securities                             3,098               290                 -           3,388
                                                         ----------        ----------         ---------      ----------
     Comprehensive income                                $   15,940        $    4,444         $       -      $   20,384
                                                         ==========        ==========         =========      ==========

EARNINGS PER COMMON SHARE
 Basic                                                   $     1.90        $     1.31                        $     1.83
                                                         ==========        ==========                        ==========
 Average shares - basic                                   6,774,014         3,159,867                         9,275,681
                                                         ==========        ==========                        ==========
 Diluted                                                 $     1.83        $     1.29                        $     1.78
                                                         ==========        ==========                        ==========
 Average shares - diluted                                 7,009,078         3,212,380                         9,552,319
                                                         ==========        ==========                        ==========

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                  UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                 STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        PRO FORMA
                                                         BANCFIRST        AMQUEST        ADJUST-        BANCFIRST
                                                        HISTORICAL      HISTORICAL        MENTS         PRO FORMA
                                                        ----------      ----------      ---------       ---------
INTEREST INCOME
 Loans, including fees                                  $   60,369      $   22,339      $       -       $  82,708
 Interest-bearing deposits with banks                            2              20              -              22
 Securities:
   Taxable                                                  14,835           6,728              -          21,563
   Tax-exempt                                                  549           1,164              -           1,713
 Federal funds sold                                          1,578             745              -           2,323
                                                        ----------      ----------      ---------       ---------
     Total interest income                                  77,333          30,996              -         108,329
                                                        ----------      ----------      ---------       ---------
INTEREST EXPENSE
 Deposits                                                   29,727          13,350              -          43,077
 Short-term borrowings                                         282             465              -             747
 Long-term borrowings                                          300             205              -             505
 9.65% Capital Securities                                    1,596               -              -           1,596
                                                        ----------      ----------      ---------       ---------
     Total interest expense                                 31,905          14,020              -          45,925
                                                        ----------      ----------      ---------       ---------
 Net interest income                                        45,428          16,976              -          62,404
 Provision for loan losses                                     444           1,263              -           1,707
                                                        ----------      ----------      ---------       ---------
     Net interest income after provision for loan
       losses                                               44,984          15,713              -          60,697
                                                        ----------      ----------      ---------       ---------
NONINTEREST INCOME
 Service charges on deposits                                8, 019           1,710              -           9,729
 Other                                                       4,199           1,803              -           6,002
                                                        ----------      ----------      ---------       ---------
     Total noninterest income                               12,218           3,513              -          15,731
                                                        ----------      ----------      ---------       ---------
NONINTEREST EXPENSE
 Salaries and employee benefits                             21,652           7,292              -          28,944
 Occupancy and fixed assets expense, net                     2,434             625              -           3,059
 Depreciation                                                2,376             696              -           3,072
 Amortization                                                1,683             464              -           2,147
 Data processing services                                    1,032             609              -           1,641
 Net (income) expense from other real estate owned             156              14              -             170
 Other                                                       8,561           3,932              -          12,493
                                                        ----------      ----------      ---------       ---------
     Total noninterest expense                              37,894          13,632              -          51,526
                                                        ----------      ----------      ---------       ---------
 Income before taxes                                        19,308           5,594              -          24,902
 Income tax expense                                         (6,982)         (1,905)             -          (8,887)
                                                        ----------      ----------      ---------       ---------
     Net income                                             12,326           3,689              -          16,015
 Other comprehensive income, net of tax:
   Unrealized gains on securities                              467             125              -             592
                                                        ----------      ----------      ---------       ---------
     Comprehensive income                               $   12,793      $    3,814      $       -       $  16,607
                                                        ==========      ==========      =========       =========

EARNINGS PER COMMON SHARE
 Basic                                                  $     1.82      $     1.18                      $    1.73
                                                        ==========      ==========                      =========
 Average shares - basic                                  6,769,983       3,126,234                      9,245,022
                                                        ==========      ==========                      =========
 Diluted                                                $     1.76      $     1.16                      $    1.68
                                                        ==========      ==========                      =========
 Average shares - diluted                                7,020,359       3,191,450                      9,547,030
                                                        ==========      ==========                      =========

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                  UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                 STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        PRO FORMA
                                                         BANCFIRST        AMQUEST        ADJUST-        BANCFIRST
                                                        HISTORICAL      HISTORICAL        MENTS         PRO FORMA
                                                        ----------      ----------      ---------       ---------
INTEREST INCOME
 Loans, including fees                                  $   81,683      $   29,870      $       -       $ 111,553
 Interest-bearing deposits with banks                            4               2              -               6
 Securities:
   Taxable                                                  19,858           9,081              -          28,939
   Tax-exempt                                                  766           1,548              -           2,314
 Federal funds sold                                          2,221             928              -           3,149
                                                        ----------      ----------      ---------       ---------
     Total interest income                                 104,532          41,429              -         145,961
                                                        ----------      ----------      ---------       ---------
INTEREST EXPENSE
 Deposits                                                   40,044          17,740              -          57,784
 Short-term borrowings                                         420             674              -           1,094
 Long-term borrowings                                          409             239              -             648
 9.65% Capital Securities                                    2,214               -              -           2,214
                                                        ----------      ----------      ---------       ---------
     Total interest expense                                 43,087          18,653              -          61,740
                                                        ----------      ----------      ---------       ---------
 Net interest income                                        61,445          22,776              -          84,221
 Provision for loan losses                                   1,165           1,624              -           2,789
                                                        ----------      ----------      ---------       ---------
     Net interest income after provision for loan
       losses                                               60,280          21,152              -          81,432
                                                        ----------      ----------      ---------       ---------
NONINTEREST INCOME
 Service charges on deposits                                10,815           2,340              -          13,155
 Securities transactions                                         1               1              -               2
 Other                                                       5,771           2,580              -           8,351
                                                        ----------      ----------      ---------       ---------
     Total noninterest income                               16,587           4,921              -          21,508
                                                        ----------      ----------      ---------       ---------
NONINTEREST EXPENSE
 Salaries and employee benefits                             29,580           9,797              -          39,377
 Occupancy and fixed assets expense, net                     3,315             868              -           4,183
 Depreciation                                                3,223             962              -           4,185
 Amortization                                                2,212             640              -           2,852
 Data processing services                                    1,372             806              -           2,178
 Net (income) expense from other real estate owned             249              10              -             259
 Other                                                      11,943           6,478              -          18,421
                                                        ----------      ----------      ---------       ---------
     Total noninterest expense                              51,894          19,561              -          71,455
                                                        ----------      ----------      ---------       ---------
 Income before taxes                                        24,973           6,512              -          31,485
 Income tax expense                                         (8,444)         (2,136)             -         (10,580)
                                                        ----------      ----------      ---------       ---------
     Net income                                             16,529           4,376              -          20,905
 Other comprehensive income, net of tax:
   Unrealized gains on securities                              812             170              -             982
                                                        ----------      ----------      ---------       ---------
     Comprehensive income                               $   17,341      $    4,546      $       -       $  21,887
                                                        ==========      ==========      =========       =========
EARNINGS PER COMMON SHARE
 Basic                                                  $     2.44      $     1.40                      $    2.26
                                                        ==========      ==========                      =========
 Average shares - basic                                  6,770,032       3,125,814                      9,244,739
                                                        ==========      ==========                      =========
 Diluted                                                $     2.38      $     1.37                      $    2.21
                                                        ==========      ==========                      =========
 Average shares - diluted                                6,947,701       3,190,600                      9,473,699
                                                        ==========      ==========                      =========

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                  UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                 STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        PRO FORMA
                                                         BANCFIRST        AMQUEST        ADJUST-        BANCFIRST
                                                        HISTORICAL      HISTORICAL        MENTS         PRO FORMA
                                                        ----------      ----------      ---------       ---------
INTEREST INCOME
  Loans, including fees                                 $   73,389      $   26,925      $       -       $ 100,314
 Interest-bearing deposits with banks                            1              49              -              50
 Securities:
   Taxable                                                  18,288           8,960              -          27,248
   Tax-exempt                                                  737           1,648              -           2,385
 Federal funds sold                                          1,773             461              -           2,234
                                                        ----------      ----------      ---------       ---------
     Total interest income                                  94,188          38,043              -         132,231
                                                        ----------      ----------      ---------       ---------
INTEREST EXPENSE
 Deposits                                                   36,287          16,768              -          53,055
 Short-term borrowings                                         516             535              -           1,051
 Long-term borrowings                                          103              57              -             160
                                                        ----------      ----------      ---------       ---------
     Total interest expense                                 36,906          17,360              -          54,266
                                                        ----------      ----------      ---------       ---------
 Net interest income                                        57,282          20,683              -          77,965
 Provision for loan losses                                     994             595            592           2,181
                                                        ----------      ----------      ---------       ---------
     Net interest income after provision for loan
       losses                                               56,288          20,088           (592)         75,784
                                                        ----------      ----------      ---------       ---------
NONINTEREST INCOME
 Service charges on deposits                                 9,634           2,076              -          11,710
 Securities transactions                                       188              31              -             219
 Other                                                       5,931           2,141              -           8,072
                                                        ----------      ----------      ---------       ---------
     Total noninterest income                               15,753           4,248              -          20,001
                                                        ----------      ----------      ---------       ---------
NONINTEREST EXPENSE
 Salaries and employee benefits                             26,297           9,081              -          35,378
 Occupancy and fixed assets expense, net                     2,988             816              -           3,804
 Depreciation                                                2,547             811              -           3,358
 Amortization                                                2,008             424              -           2,432
 Data processing services                                    1,347             682              -           2,029
 Net (income) expense from other real estate owned              49              69              -             118
 Other                                                      10,833           4,434              -          15,267
                                                        ----------      ----------      ---------       ---------
     Total noninterest expense                              46,069          16,317              -          62,386
                                                        ----------      ----------      ---------       ---------
 Income before taxes                                        25,972           8,019           (592)         33,399
 Income tax expense                                         (9,907)         (2,549)           207         (12,249)
                                                        ----------      ----------      ---------       ---------
     Net income                                             16,065           5,470           (385)         21,150
 Other comprehensive income, net of tax:
   Unrealized gains on securities                             (843)           (406)             -          (1,249)
                                                        ----------      ----------      ---------       ---------
     Comprehensive income                               $   15,222      $    5,064      $    (385)      $  19,901
                                                        ==========      ==========      =========       =========

EARNINGS PER COMMON SHARE
 Basic                                                  $     2.40      $     1.69                      $    2.29
                                                        ==========      ==========                      =========
 Average shares - basic                                  6,683,516       3,240,841                      9,249,290
                                                        ==========      ==========                      =========
 Diluted                                                $     2.32      $     1.67                      $    2.22
                                                        ==========      ==========                      =========
 Average shares - diluted                                6,912,828       3,284,628                      9,513,268
                                                        ==========      ==========                      =========

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                  UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                 STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        PRO FORMA
                                                         BANCFIRST        AMQUEST        ADJUST-        BANCFIRST
                                                        HISTORICAL      HISTORICAL        MENTS         PRO FORMA
                                                        ----------      ----------      ---------       ---------
INTEREST INCOME
 Loans, including fees                                  $   61,949      $   25,455      $       -       $  87,404
 Interest-bearing deposits with banks                           14              11              -              25
 Securities:
   Taxable                                                  15,623           8,443              -          24,066
   Tax-exempt                                                  735           1,667              -           2,402
 Federal funds sold                                          1,917             387              -           2,304
                                                        ----------      ----------      ---------       ---------
     Total interest income                                  80,238          35,963              -         116,201
                                                        ----------      ----------      ---------       ---------
INTEREST EXPENSE
 Deposits                                                   32,694          16,117              -          48,811
 Short-term borrowings                                         253             422              -             675
 Line of Credit                                                 16               -              -              16
 Long-term borrowings                                          261              52              -             313
                                                        ----------      ----------      ---------       ---------
     Total interest expense                                 33,224          16,591              -          49,815
                                                        ----------      ----------      ---------       ---------
 Net interest income                                        47,014          19,372              -          66,386
 Provision for loan losses                                     855             650            112           1,617
                                                        ----------      ----------      ---------       ---------
     Net interest income after provision for loan
       losses                                               46,159          18,722           (112)         64,769
                                                        ----------      ----------      ---------       ---------
NONINTEREST INCOME
 Service charges on deposits                                 8,465           2,091              -          10,556
 Securities transactions                                       111              28              -             139
 Other                                                       4,660           2,044              -           6,704
                                                        ----------      ----------      ---------       ---------
     Total noninterest income                               13,236           4,163              -          17,399
                                                        ----------      ----------      ---------       ---------
NONINTEREST EXPENSE
 Salaries and employee benefits                             21,284           8,100              -          29,384
 Occupancy and fixed assets expense, net                     2,235             789              -           3,024
 Depreciation                                                2,101             788              -           2,889
 Amortization                                                1,455             417              -           1,872
 Data processing services                                    1,164             650              -           1,814
 Net (income) expense from other real estate owned             100              54              -             154
 Other                                                       9,344           5,444              -          14,788
                                                        ----------      ----------      ---------       ---------
     Total noninterest expense                              37,683          16,242              -          53,925
                                                        ----------      ----------      ---------       ---------
 Income before taxes                                        21,712           6,643           (112)         28,243
 Income tax expense                                         (7,990)         (2,049)            39         (10,000)
                                                        ----------      ----------      ---------       ---------
     Net income                                             13,722           4,594            (73)         18,243
 Other comprehensive income, net of tax:
   Unrealized gains on securities                            6,257           1,670              -           7,927
                                                        ----------      ----------      ---------       ---------
     Comprehensive income                               $   19,979      $    6,264      $     (73)      $  26,170
                                                        ==========      ==========      =========       =========

EARNINGS PER COMMON SHARE
 Basic                                                  $     2.07      $     1.34                      $    1.95
                                                        ==========      ==========                      =========
 Average shares - basic                                  6,620,507       3,430,040                      9,336,070
                                                        ==========      ==========                      =========
 Diluted                                                $     2.01      $     1.33                      $    1.91
                                                        ==========      ==========                      =========
 Average shares - diluted                                6,811,449       3,460,996                      9,551,520
                                                        ==========      ==========                      =========

See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                        CONDENSED FINANCIAL STATEMENTS

(1)      BASIS OF PRESENTATION

         The unaudited pro forma consolidated condensed financial statements are based upon BancFirst's and AmQuest's unaudited financial statements for the nine months ended September 30, 1998 and 1997 and their respective audited financial statements for each of the years in the three-year period ended December 31, 1997. The unaudited pro forma consolidated condensed balance sheet assumes the Merger was consummated on September 30, 1998, and the unaudited pro forma consolidated condensed statements of income and comprehensive income assume that the Merger was consummated on January 1 of the earliest period presented.

(2)      PRO FORMA ADJUSTMENTS

         The unaudited pro forma consolidated condensed balance sheet reflects the adjustments to stockholders' equity to record the exchange of BancFirst Common Stock for AmQuest's common stock based upon the exchange ratio of .7917 to 1. The treasury stock of AmQuest will be cancelled at consummation and no shares of BancFirst Common Stock will be issued for the treasury stock. In addition, the unaudited pro forma consolidated condensed balance sheet has been adjusted to reflect the restatement of AmQuest's allowance for possible loan losses to conform to BancFirst's accounting methodology.

         The unaudited pro forma consolidated condensed statements of income and comprehensive income for the years ended December 31, 1996 and 1995 have been adjusted to reflect the restatement of AmQuest's provisions for loan losses to conform to BancFirst's accounting methodology.

(3)      ACQUISITION COSTS AND RESTRUCTURING CHARGES

         Estimated nonrecurring acquisition costs and restructuring charges of $1,230,000 and $2,152,000, respectively, have not been included in the unaudited pro forma consolidated condensed statements of income and comprehensive income. The estimated tax effects of these charges are $168,000 and $860,000, respectively.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date December 15, 1998                  /s/Randy P. Foraker
     -----------------                  ----------------------------------------
                                        Randy P. Foraker
                                        Sr. Vice President and Controller;
                                        Assistant Secretary; Treasurer
                                        (Principal Accounting Officer)